Exhibit 99.1

Eagle Rock Energy Partners, L.P.
RBC Capital Markets
MLP Conference
November 2009

Management Representatives
Jeffrey P. Wood
Senior Vice President & Chief Financial Officer
Adam K. Altsuler
Senior Financial Analyst
Joseph A. Mills
Chairman & Chief Executive Officer

Forward Looking Statements
The material that follows, as well as statements made by representatives of Eagle Rock during the course of this presentation, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this material, or made during the course of this presentation, that address activities, events or developments that Eagle Rock expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by Eagle Rock in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors Eagle Rock believes are appropriate under the circumstances.  Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond Eagle Rock’s control.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Eagle Rock’s actual results and plans could differ materially from those implied or expressed by any forward-looking statements.
Eagle Rock undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.  For a detailed list of Eagle Rock’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult Eagle Rock’s Form 10-K, filed with the Securities and Exchange Commission for the year ended December 31, 2008, and Eagle Rock’s Forms 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

Enterprise Value:  $1.1 billion (1)
2009E Adj. EBITDA (2): ~$180 million
Business Segments:
Midstream:
 • We gather and process natural gas from top
 tier producers in Texas and Louisiana
 • Exposure to the Haynesville Shale, active in
 Austin Chalk (East Texas) and Granite Wash
 (Texas Panhandle)
Minerals:
 • We receive royalty income with no
 associated operating costs or capital
 requirements
 • New drilling activity drives underlying
 production growth (“re-generation” effect)
 • Significant exposure to the Haynesville Shale
Upstream:
 • We operate in four low-cost, low-decline
 producing regions in Texas and Alabama
 • Attractive inventory of new drilling
 opportunities
Introduction to Eagle Rock Energy Partners, L.P.
(1) As of November 16, 2009. Subordinated units are valued at common unit price.
(2) See Appendix for definition of Adjusted EBITDA.
• Eagle Rock (NASDAQ: EROC) is an MLP with three complementary energy businesses well-
 positioned to benefit from some of the most prolific producing basins in the U.S.

Recent Events: Enhancing Liquidity
• In response to declining commodity prices and lower producer drilling activity around its midstream systems, Eagle Rock reduced its distribution for Q1 ’09 and re-directed cash flow to debt reduction
 – In the second and third quarters of 2009, substantially all of distributable cash flow was used to reduce debt by $63 million, from $837 million to
 $774 million
 – Management expects to continue to direct cash flows through early 2010 to debt repayment
• Management has taken a number of other steps to enhance liquidity during the current downturn in commodity prices
 – Reset strike prices higher on certain existing 2009 and 2010 hedges
 – Initiated cost reduction measures and rationalized capital program

Recent Events: Receipt of Joint Proposal
Topic	Summary
NGP “Back-stop”	A commitment by NGP to participate in a portion of, and provide support for (“back- stop”), a rights offering and an equity offering
Sale of Minerals	A commitment by Black Stone to purchase Eagle Rock’s Minerals Business for $170 million (effective as of January 1, 2010)
IDRs / Subordinated Units	A contribution to Eagle Rock of all incentive distribution rights in the partnership and the 20,691,495 subordinated units outstanding
General Partner Units
An option in favor of the partnership to acquire its 844,551 outstanding general partner units and all of the limited partner units of Eagle Rock’s general partner, in exchange for one million newly-issued common units by December 2012

Transaction Fee	The payment by Eagle Rock to NGP of a transaction fee, payable at Eagle Rock’s option as $29 million in cash or as some combination of cash, common units and/or warrants
Management Options	At management’s request to the Conflicts Committee, the new incentives for the management team that were included in NGP’s prior proposals were not included in the joint proposal
• On November 7, the Conflicts Committee of Eagle Rock’s Board of Directors received a joint proposal from Natural Gas Partners (“NGP”) and Black Stone Minerals Company (“Black Stone”)
• The joint proposal contemplates, among other things, the following:
• The Conflicts Committee is evaluating the joint proposal; consummation of the joint proposal requires the recommendation of the Conflicts Committee to the Board of Directors and the
 subsequent approval from the majority of non-affiliated unitholders

Historical Performance and Growth
Adjusted EBITDA ($ in Millions) (1)
Daily Gathering Volumes (MMcfe/d)
Upstream Volumes (3)
Minerals Volumes (4)
(1) See Appendix for a definition of Adjusted EBITDA and a reconciliation to GAAP net income (loss).
(2) Compound annual growth rate based on mid-point of 2009E Adjusted EBITDA guidance.
(3) Upstream Business was created by acquisition on July 31, 2007 and was added to by acquisition on April 30, 2008.
(4) Minerals Business was created by acquisition on April 30, 2007. Q2 ‘07 is pro forma for full quarter.

Overview of Midstream Business
Panhandle
• 3,743 miles of pipeline
• 7 processing plants
• 125,000 compression HP
• 152 MMcf/d 2008 average volume
East Texas / North Louisiana
• 1,145 miles of pipeline
• 7 processing plants
• 50,500 compression HP
• 198 MMcf/d 2008 average volume
Gulf of Mexico
• 40 miles of pipeline
• 2 processing plants
• 16,100 compression HP
• 154 MMcf/d 2008 average volume
EROC Plant
Haynesville Shale
Austin Chalk
Granite Wash
South Texas
• 279 miles of pipeline
• 3 processing stations
• 15,500 compression HP
• 89 MMcf/d 2008 average volume

System Update:
• Haynesville Shale: In active discussions
 with a number of producers regarding
 extending systems
• Austin Chalk: Recently spent $3.5mm in
 growth capital in Q2 ’09 to capitalize on
 new drilling opportunities
• Last four producer wells reported average
 IP of approximately 12 MMcf/d
• Deep Bossier: Producers planning
 wildcats this year for the play
East Texas /
North Louisiana Volumes
Haynesville Shale
Angelina River Trend
Austin Chalk
Midstream: East Texas Growth Engine
EROC Minerals

Midstream: East Texas Growth Engine (Cont’d)
EROC Minerals
EROC Midstream Assets
Haynesville Shale
EOG Resources -- Gammage #1
IP = 9.6 MMcf/d (2 rigs running)
Toledo Bend Reservoir
Sam Rayburn Lake /
National Forest
• Given natural barriers, Eagle Rock is uniquely-positioned to serve the Haynesville East Texas
 “Target Area” from either the south or the west
 EROC Pipeline
Goodrich Middle Bossier well
IP - 9 MMcf/d and 2 vertical
Haynesville
Range Resources - 18,000 ft
exploratory well completed
Encana permitted well
Devon Kardell well

• Proven horizontal drilling potential in
 Granite Wash and Colony Wash
• Chesapeake and Penn Virginia’s initial 23
 wells in Colony Wash have averaged 8.2
 MMcfe/d for first 30 days of production with
 an average EUR of 6.2 Bcfe
• Estimated drill and complete costs of $5.5
 million per well
Roberts County System Activity:
• Chesapeake horizontal drilling program
 behind the Roberts County plant has
 increased volumes from 3 Mmcf/d to
 approximately 15 Mmcf/d over last three
 months
• 10 existing dedicated Chesapeake wells
 and 4 new dedicated Chesapeake wells
 permitted, spud or IP’d in Q3 ’09
• 2 new dedicated Unit Corporation wells
Panhandle: Granite Wash Horizontal Drilling Potential
Granite Wash Horizontal Fairway
Lower Morrow Horizontal Fairway
Granite Wash Play
Source: Industry press releases, research and company presentations.
Chesapeake permitted and completed/
drilling wells behind Roberts County Plant

Overview of Minerals Business
Total Minerals Assets (as of 12/31/08):
• Proved Reserves: 3.6 MMboe
• % PDP: 100%
• # of Wells: > 2,800
• Oil / Gas %: 77% / 23%
• Net Acres: 430,000
• Avg. Daily Production: 1.1 MBoe/d
Permian / Upper Gulf Coast /
 Mid Continent
• Numerous fields
• Generated $14 million of leasing bonuses in
 2008
• Significant potential upside in Haynesville
 Shale play
LA Basin (Brea Olinda Field)
• Most significant individual
 contributor to current royalty income
• 100% crude production with very
 low decline rate
• Eagle Rock’s Minerals Business offers diversification, stability and upside

Minerals: Significant Exposure to Haynesville Shale
Existing Permits/Wells
• 36 producing wells
 and 171 permitted
 wells on or within one
 mile of Eagle Rock’s
 minerals on Louisiana-
 side of Haynesville
 Shale
Current Production
• As of May 2009,
 producing wells on
 Louisiana-side of the
 Haynesville Shale on
 or within one mile of
 Eagle Rock’s minerals
 were producing a total
 of approximately 114
 MMcf/d
Source: Internal reports and Louisiana’s Department of Natural Resources website (http://sonris-www.dnr.state.la.us).

Overview of Upstream Business
Alabama Assets
• 26 Producing wells
• 73% Avg. W.I.
• 2,721 BOE/d
Permian Assets
• 252 Producing wells
• 96% Avg. W.I.
• 805 BOE/d
South TX Assets
• 11 Producing wells
• 100% Avg. W.I.
• 502 BOE/d
East TX Assets
• 33 Producing wells
• 83% Avg. W.I.
• 1,322 BOE/d

Total Upstream Assets (as of 12/31/08):
• Proved Reserves: 19.5 MMBoe (116.9 Bcfe)
• % PDP:  85%
• Producing Wells: 321 gross operated; 142 non-operated
• Net Production: 5.5 MBoe/d (32.8 MMcfe/d)
• R/P:  10 years
• 2008 F&D Cost: $8.82 / Boe ($1.47 / Mcfe)
• 2008 Opex:  $11.16 / Boe ($1.86 / Mcfe)
• Eagle Rock’s reserves consist of long-life, diversified reserves with a high percentage of PDP
Attractive Proven Reserve Base
Reserves by Commodity
Reserves by Category

Hedging Update
(1) Prices shown reflect average price of crude hedges and exclude price impact of direct product hedges.
(2) Prices shown reflect average price of natural gas hedges and exclude price impact of direct ethane hedges.
(1)
(2)

Eagle Rock Credit Facility
Borrowing Base
Compliance Tests
• Supported by all Upstream properties
• Re-affirmed as part of semi-annual re-
 determination (negotiated process with
 banks); effective October 1, 2009
• Leverage Ratio: < 5.0x  4.75x
• Interest Coverage Ratio: > 2.5x  4.93x
• Management anticipates continued covenant pressure
 given current commodity price environment
Pricing: LIBOR + 187.5 bps
$639 million (1)
(1) As of September 30, 2009.

• Despite distribution cut, Eagle Rock continues to generate significant cash flow; technical pressure should reverse when meaningful distribution is reinstated
Significant Cash Flow Coverage
Expected Range of
$40-$45mm / Quarter
Adjusted EBITDA
Distribution per Unit
(1) See Appendix for a definition of Adjusted EBITDA and a reconciliation to GAAP net income (loss).
(1)

Roadmap to Reinstating Distributions
Management intends to recommend increasing the distribution upon achieving an appropriate leverage ratio and/or improving fundamentals
Reduce
Debt
Enhance
Adjusted EBITDA
• Use near-term cash flow to pay down credit
 facility borrowings
• Execute possible asset sales, if credit
 enhancing
• Access new equity
• Benefit from continued improvement in
 commodity prices (all businesses)
 – Rebound in natural gas price should
 spur increased drilling activity in core
 areas (Midstream)
• Fund high-return organic growth projects or
 attractive bolt-on acquisitions
• Further rationalize operating costs
Means to
Achieve
Goal

Appendix

Contract Mix (July ‘09 Throughput Volumes)
Midstream Contract Mix
Contract Mix (Jan-Jul 2009 Margin)
Commodity Exposure (Jan-Jul 2009 Margin)
• Eagle Rock has a well-balanced mix of fee-based and commodity-based contracts

System Overview
Map of East Texas System
Producer Activity
Midstream: East Texas System
• Miles of Pipeline:                           1,145
• Processing Plants:                            7
• Compression HP:                           50,500
• Contract Mix (1):                                   Fixed Fee                48%
                           Commodity-based 52%
• 2008 Adj. EBITDA:                            $36.4 million
• Q2 2009 Adj. EBITDA:                             $6.8 million
• 2008 Capex:                           $17.4 million
• Producing Formations:                             Austin Chalk
                            James Lime Trend
                             Travis Peak
                            Haynesville Shale
                            Cotton Valley
                             Woodbine
(1) As of December 31, 2008.
• Acquired Millennium Midstream Partners in October 2008, adding 94 MMcf/d of fixed-fee business
• Major producers are Anadarko Petroleum, Encana Oil & Gas Inc., Ergon Exploration Inc., Goodrich Petroleum
 Corporation
• Austin Chalk play is major driver in near-term future volume growth in Brookeland system with five additional wells scheduled for 2009
• East Texas Main Line (ETML) System continues to see drilling activity into the James Lime and Travis Peak formations
• Haynesville potential in near proximity to Eagle Rock’s ETML, Panola and Belle Bower systems

System Overview
Map of North Texas / Panhandle System
Producer Activity
Midstream: North Texas / Panhandle System
• Miles of Pipeline:                            3,743
• Processing Plants:                            7
• Compression HP:                          125,000
• Contract Mix (1):                                   Fixed Fee               15%
                           Commodity-based 85%
• 2008 Adj. EBITDA:                            $109.7 million
• Q2 2009 Adj. EBITDA:                             $11.5 million
• 2008 Capex:                           $30.7 million
• Producing Formations:                             Granite Wash
                            Morrow
                           Brown Dolomite
                            Cleveland
• Major producers are BP, Cimarex, Cordillera, Chesapeake, Chevron and Excel Production
• Gathered volumes have remained relatively flat for last 3 years
 – West Panhandle is a rich gas (average 8 GPM) on a shallow annual decline of ~9%
 – East Panhandle is a leaner gas (average 3 GPM) with growing volumes
 – Granite Wash is the primary driver of volume growth in the East Panhandle
 ú Horizontal drilling being applied with encouraging results (average IPs of 6 to 10 MMcf/d)
 – Activity has slowed due to lower commodity prices
(1) As of December 31, 2008.

System Overview
Map of South Texas System
Producer Activity
Midstream: South Texas System
• Major producers are Chesapeake and Sanchez Oil &
 Gas in South Texas and FIML on the Wildhorse
 system
• Acquired Wildhorse system as part of Millennium
 Midstream Partners in October 2008
• Wildhorse system is primarily low decline Canyon
 Sands production
• Activity has slowed due to lower commodity prices
 • Miles of Pipeline:       279
• Processing JT Skids:                    3
• Compression HP:                         15,500
• Contract Mix (1):                              Fixed Fee               98%
                                                             Commodity-based   2%
• 2008 Adj. EBITDA:                          10.6 million
• Q2 2009 Adj. EBITDA:                             $1.1 million
• 2008 Capex:                           $1.1 million
(1) As of December 31, 2008.

System Overview
Gulf of Mexico System
Producer Activity
Midstream: Gulf of Mexico System
• Miles of Pipeline:                           40
• Processing Plants:                            2 (non-operated)
• Compression HP:                         16,100
• Contract Mix (1):                                  Fixed Fee                  9%
                          Commodity-based  91%
• 2008 Adj. EBITDA:                           ($0.3) million
• Q2 2009 Adj. EBITDA:                             $1.9 million
• 2008 Capex:                           Zero
• Acquired as part of Millennium Midstream Partners in October 2008
• Q4 2008 volumes curtailed due to damage from Hurricane Ike and Gustav
 – Volumes continued to be curtailed at Yscloskey due to 3rd party offshore pipelines undergoing repair
 – Currently at approximately 70% of pre-hurricane volumes of 200 MMcf/d
 ú Major producers are Stone Energy and McMoran Exploration
 ú Currently approximately 115 blocks committed to life-of-lease contracts
 – Contracts are life-of-lease commitments of the leases on a percent of proceeds with fixed floors
(1) As of December 31, 2008.

Asset Overview
Permian Basin Properties
Q2 2009 Operating Statistics
Upstream: Permian Basin
• Acquisition Date:   April 30, 2008
• Texas Counties:     Ward, Crane, Pecos
• Operating Producing Wells:      252
• Net Acreage:   24,000
• Net Reserves:     6.5 MMboe (38.8 Bcfe)
• Average Operated W.I.:      96%
• Producing Formations:     Yates, Queen, San
    Andres, Wichita
    Albany, Holt,
    Wolfcamp and Penn
Net Production:
• Gas MMcf/d:                                                 1.6
• Oil Bo/d:                                                         383
• NGLs Bl/d:                                                     216
• Total BOE/d:                                                 858
Financial Summary
• Revenue ($ in millions):                                $2.8
• Operating Expense ($ in millions) (1):         $0.8
• Unit Operating Expense ($/BOE):              $10.76
(1) Excluding taxes.

Asset Overview
Q2 2009 Operating Statistics
Upstream: Alabama
• Acquisition Date:  July 31, 2007
• Alabama Counties:  Escambia, Choctaw
• Operating Producing Wells:      26
• Net Acreage: 13,000
• Net Reserves:    7.1 MMboe (42.7 Bcfe)
• Average Operated W.I.:      73%
• Producing Formations:    Smackover
• Gas Stream Composition (+/-):     20% H2S
   45% CO2
• Assets include two treating plants (100 MMcf/d
 capacity) and one cryogenic processing plant (50
 MMcf/d) to remove H2S and CO2 prior to sales
Net Production:
• Gas MMcf/d:                                                     3.2
• Oil Bo/d:                                                           1,550
• NGLs Bl/d:                                                        452
• Sulfur LT/d:                                                       273
• Total BOE/d:                                                     2,535
Financial Summary
• Revenue ($ in millions):                                      $7.8
• Operating Expense ($ in millions) (1):                   $3.0
• Unit Operating Expense ($/BOE):                       $13.05
Florida / Alabama State Border
(1) Excluding taxes.

Asset Overview
East Texas Properties
Q2 2009 Operating Statistics
Upstream: East Texas
• Acquisition Date:   July 31, 2007
• Texas Counties:    Wood, Rains, Van
   Zandt, Henderson
• Operating Producing Wells:      33
• Net Acreage: 16,000
• Net Reserves:    4.8 MMboe (28.6 Bcfe)
• Average Operated W.I.:      83%
• Producing Formations:    Smackover
• Gas Composition:  20-40% H2S
• Eagle Rock’s East Texas production is treated and
 processed by Regency Field Services’ Eustace
 facilities
Net Production:
• Gas MMcf/d:                                                     2.7
• Oil Bo/d:                                                           293
• NGLs Bl/d:                                                        684
• Sulfur LT/d:                                                       160
• Total BOE/d:                                                     1,429
Financial Summary
• Revenue ($ in millions):                                      $2.7
• Operating Expense ($ in millions) (1):                   $0.7
• Unit Operating Expense ($/BOE):                       $5.76
(1) Excluding taxes.

Asset Overview
South Texas Properties
Q2 2009 Operating Statistics
Upstream: South Texas
• Acquisition Date:  July 31, 2007
• Texas Counties:    Atascosa
• Operating Producing Wells:    11
• Net Acreage: 1,400
• Net Reserves:  1.1 MMboe (6.7 Bcfe)
• Average Operated W.I.:    100%
• Producing Formations:   Edwards
• Successful re-completion program conducted in 2008
 with infill drilling locations identified for future
 development
Net Production:
• Gas MMcf/d:                                                  2.4
• Oil Bo/d:                                                         23
• Total BOE/d:                                                 416
Financial Summary
• Revenue ($ in millions):                                $0.9
• Operating Expense ($ in millions) (1):         $0.3
• Unit Operating Expense ($/BOE):              $8.05
(1) Excluding taxes.

Use of Non-GAAP Financial Measures
This presentation includes, and certain statements made during this presentation may include, the non-generally accepted accounting principles, or non-GAAP, financial measures of Adjusted EBITDA. The accompanying non-GAAP financial measures schedule provides reconciliations of Adjusted EBITDA to its most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP, with respect to the references to Adjusted EBITDA that are of a historical nature.  Where references are forward-looking or prospective in nature, and not based in historical fact, this presentation does not provide a reconciliation.  Eagle Rock could not provide such reconciliation without undue hardship because the Adjusted EBITDA numbers included in the presentation, and that may be included in certain statements made during the presentation, are estimations, approximations and/or ranges.  In addition, it would be difficult for Eagle Rock to present a detailed reconciliation on account of many unknown variables for the reconciling items.  For an example of the reconciliation, please consult the reconciliations included for the historical Adjusted EBITDA numbers in this appendix.  Non-GAAP financial measures should not be considered as alternatives to GAAP measures such as net income (loss), operating income (loss), cash flows from operating activities or any other GAAP measure of liquidity or financial performance.
Eagle Rock defines Adjusted EBITDA as net income (loss) plus or (minus) income tax provision (benefit); interest-net, including realized interest rate risk management instruments and other expense; depreciation, depletion and amortization expense, impairment expense; other operating expense, non-recurring; other non-cash operating and general and administrative expenses, including non-cash compensation related to our equity-based compensation program; unrealized (gains) losses on commodity and interest rate risk management related instruments; (gains) losses on discontinued operations and other (income) expenses.
Eagle Rock uses Adjusted EBITDA as a measure of its core profitability to assess the financial performance of its assets. Adjusted EBITDA also is used as a supplemental financial measure by external users of Eagle Rock’s financial statements such as investors, commercial banks and research analysts. For example, Eagle Rock’s lenders under its revolving credit facility use a variant of Eagle Rock’s Adjusted EBITDA in a compliance covenant designed to measure the viability of Eagle Rock and its ability to perform under the terms of its revolving credit facility; Eagle Rock, therefore, uses Adjusted EBITDA to measure its compliance with its revolving credit facility. Eagle Rock believes that investors benefit from having access to the same financial measures that its management uses in evaluating performance. Adjusted EBITDA is useful in determining Eagle Rock’s ability to sustain or increase distributions. By excluding unrealized derivative gains (losses), a non-cash, mark-to-market benefit (charge) which represents the change in fair market value of Eagle Rock’s executed derivative instruments and is independent of its assets’ performance or cash flow generating ability, Eagle Rock believes Adjusted EBITDA reflects more accurately Eagle Rock’s ability to generate cash sufficient to pay interest costs, support its level of indebtedness, make cash distributions to its unitholders and general partner and finance its maintenance capital expenditures. Eagle Rock further believes that Adjusted EBITDA also describes more accurately the underlying performance of its operating assets by isolating the performance of its operating assets from the impact of an unrealized, non-cash measure designed to describe the fluctuating inherent value of a financial asset. Similarly, by excluding the impact of non-recurring discontinued operations, Adjusted EBITDA provides users of the Partnership’s financial statements a more accurate picture of its current assets’ cash generation ability, independently from that of assets which are no longer a part of its operations.

Use of Non-GAAP Financial Measures (Continued)
Eagle Rock’s Adjusted EBITDA definition may not be comparable to Adjusted EBITDA or similarly titled measures of other entities, as other entities may not calculate Adjusted EBITDA in the same manner as Eagle Rock. For example, Eagle Rock includes in Adjusted EBITDA the actual settlement revenue created from its commodity hedges by virtue of transactions undertaken by it to reset commodity hedges to higher prices or purchase puts or other similar floors despite the fact that Eagle Rock excludes from Adjusted EBITDA any charge for amortization of the cost of such commodity hedge reset transactions or puts.  Eagle Rock has reconciled historical Adjusted EBITDA numbers to the GAAP financial measure of net income (loss) in the appendix to this presentation but has not reconciled prospective Adjusted EBITDA numbers.

Adjusted EBITDA Reconciliation